Nature of the Business	9 Months Ended
Sep. 30, 2017
Notes To Financial Statements [Abstract]
Nature of the Business

SANUWAVE Health, Inc. and subsidiaries (the “Company”) is an acoustic shock wave technology company using a patented system of noninvasive, high-energy, acoustic pressure shock waves for regenerative medicine and other applications. The Company’s initial focus is regenerative medicine – utilizing noninvasive (extracorporeal), acoustic shock waves to produce a biological response resulting in the body healing itself through the repair and regeneration of tissue, musculoskeletal and vascular structures. The Company’s lead regenerative product in the United States is the dermaPACE® device, used for treating diabetic foot ulcers, which was subject to two double-blinded, randomized Phase III clinical studies. The results of these clinical studies were submitted to the U.S. Food and Drug Administration (“FDA”) in late July 2016, after our in-person meeting to discuss the submission strategy.

The Company’s portfolio of healthcare products and product candidates activate biologic signaling and angiogenic responses, including new vascularization and microcirculatory improvement, helping to restore the body’s normal healing processes and regeneration. The Company intends to apply its Pulsed Acoustic Cellular Expression (PACE®) technology in wound healing, orthopedic, plastic/cosmetic and cardiac conditions. The Company currently does not market any commercial products for sale in the United States. Revenues are from sales of the European Conformity Marking (“CE Mark”) devices and accessories in Europe, Canada, Asia and Asia/Pacific.